Exhibit 99.2

Investor Presentation Cowen Consumer Conference January 11, 2010 EXHIBIT 99.2

President and CEO Joseph P. Schneider

Safeharbor Statement We caution you that this presentation contains forward-looking statements within the meaning of the Securities and Exchange Act of 1934. Forward-looking statements are only predictions or statements of our current plans, which we review on a continual basis. Forward-looking statements are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements can generally be identified as such because the context of the statement includes phrases such as we "believe," "expect," or other words of similar import. Similarly, statements that describe our future plans, objectives or goals are also forward looking statements. Such forward-looking statements are subject to certain risks and uncertainties which could cause actual results or outcomes to differ materially from those currently anticipated. All forward-looking statements may differ from actual results due to, but not limited to: Consumer demand for outdoor footwear; Weather and its impact on the demand for outdoor footwear; Dealer inventory levels; Consolidation of the retail customer base; Concentration of credit risk as retailers continue to fund expansion of store growth; Company inventory levels, including (i) inventory levels required for foreign-sourced product and the related need for accurate forecasting and (ii) the limited ability to resupply dealers for fill-in orders for foreign-sourced product; potential problems associated with the manufacture, transportation and delivery of foreign-sourced product; United States and/or foreign trading rules, regulations and policies, including export/import regulations and regulations affecting manufacturers and/or importers; and General domestic economic conditions, including interest rates and foreign currency exchange rates. You should consider these important factors in evaluating any statement contained in this report and/or made by us or on our behalf. The Company has no obligation to update or revise forward-looking statements to reflect the occurrence of future events or circumstances.

Premium work and outdoor footwear for dedicated people on the job or in the field

Investor Highlights Proven leader in the footwear industry Leveraging powerful brands: LaCrosse Danner Investing in operations for long-term growth: Retail, government, direct and international channels Distribution infrastructure Sales, merchandizing and product development Strong sales growth and balance sheet Focus on profitable growth in niche markets

Target Customers

$3 billion market: Law enforcement Military Mining Transportation Oil & Gas Footwear as critical tool Year-around demand Work Footwear Market

Work Products

$1 billion market: Hunting Winter Recreation Hiking Seasonal Innovation-driven Strengthens brand loyalty Outdoor Market

Outdoor Products

Building talent and systems to drive direct business Established new European subsidiary Growing relationship with the U.S. military Increased sales commitment to Law Enforcement Improving domestic operating efficiencies and capacity Completed new Midwest distribution center Filled key leadership positions in operations, product merchandising, development and direct sales Transitioned to in-house nationwide sales force Recent Key Initiatives

Leveraging Innovation and Strong Brands Brand Marketing Technology Innovation Work Consumers Outdoor Consumers

: : : : : : : : : : : : : : : : : : : : : : : : : : : : : : : : : : : : : : : : : : : : : : : : : : : : : : Technology Innovation

Retail Direct Government International Work Consumers Outdoor Consumers Multiple Sales Channels

Nationwide Dealer Network

Government Opportunity

International Opportunity Japan Europe Canada

Growing Direct Channel

Increase brand equity with targeted sales/marketing in niche markets Expand and strengthen distribution channels: government, direct, retailers and distributors Leverage innovative technology across multiple product categories Extend international brand equity and sales Maximize shared service model to deliver operational excellence Growth Strategy

David Carlson Executive VP and CFO FINANCIALS

In Millions Annual Sales Growth * *Based on preliminary unaudited results

2008 2007 Sales by Market 2009

In Millions Quarterly Sales Performance * *Based on preliminary unaudited results

Percent of Total Sales Gross Margin Performance

39% 31% 8% 2006 40% 32% 8% 2008 40% 30% 9% 2007 Gross Margin Operating Expenses Operating Margin Financial Model

In millions Annual Net Income

Quarterly Net Income In millions

In millions Quarterly Inventory

In millions Quarterly Cash & Dividends * *Based on preliminary unaudited results

Focus on sustainable profitable growth through managing a portfolio of brands that keep lives in motion Mission

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